Loan Receivables (Details) - Schedule of Outstanding Balances	Jun. 30, 2024 MYR (RM)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 MYR (RM)
Schedule of Outstanding Balances [Abstract]
Not past due	RM 62,149,303	$ 13,175,041	RM 47,476,339
Past due	1,687,588	357,752	1,595,056
Total	63,836,891	13,532,793	49,071,395
Less: Allowance for expected credit losses on loan receivables	(640,684)	(135,819)	(272,225)
Net trade receivables	RM 63,196,207	$ 26,929,767	RM 48,799,170